                                                                    Exhibit 10.2


                      SEVENTH AMENDMENT AND LIMITED WAIVER

         SEVENTH AMENDMENT AND LIMITED WAIVER, dated as of February 13, 2002 (this "Seventh Amendment"), to the Amended and Restated Credit Agreement, dated as of June 13, 2000 (as amended, restated or otherwise modified from time to time, the "Credit Agreement"), among WEIGH-TRONIX, LLC, ("Holdings"), SWT FINANCE B.V., (the "Borrower"), WEIGH-TRONIX CANADA, ULC, collectively with the Borrower, the "Borrowers"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), FLEET NATIONAL BANK, as administrative agent (in such capacity, the "Administrative Agent"), and FLEET NATIONAL BANK, as security agent (in such capacity, the "Security Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, pursuant to the Credit Agreement, the Lenders have made certain Loans and other financial accommodations to the Borrowers which remain outstanding; and

         WHEREAS, Holdings and the Borrowers have requested that the Administrative Agent and the Lenders amend the Credit Agreement as set forth herein, and waive certain specified Events of Default under the Credit Agreement, and the Administrative Agent and the Lenders are willing to do so, but only on the terms and conditions set forth herein;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         Section 1.1 General. Terms defined in the Credit Agreement and used herein shall, unless otherwise indicated, have the meanings given to them in the Credit Agreement. Terms defined and used in this Seventh Amendment shall have the meanings given to them in this Seventh Amendment.

         Section 1.2 Amendments to Definitions. Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in alphabetical order.

         "Cash Flow Forecast" has the meaning specified in Section 4.2 of the Seventh Amendment.

         "Consultant" has the meaning specified in Section 6.11.

         "Deferred Seventh Amendment Fee" has the meaning specified in Section
         4.5 of the Seventh Amendment.

         "Financial Consultant" has the meaning specified in Section 6.12.

         "Fourth Amendment" means the Fourth Amendment and Waiver to the Credit Agreement, dated as of November 19, 2001.

         "Loan Restructuring Date" has the meaning specified in Section 4.1 of the Seventh Amendment.

         "Maximum Waiver Period Amount" means an amount not to exceed the sum of
         (i) the Waiver Period Sublimit and (ii) Waiver Period Supplemental Guarantee Amount.

         "Restructuring Amendment" has the meaning specified in Section 4.1 of the Seventh Amendment.

         "Second Amendment of Guarantee" means the Second Amendment to the Sponsor Guarantee, dated as of February 13, 2002.

         "Seventh Amendment Waiver Period" means the period from and including February 8, 2002 through and including March 22, 2002.

         "Seventh Amendment Fee" has the meaning specified in Section 4.5 of the Seventh Amendment.

         "Seventh Amendment Effective Date" has the meaning specified in Article V of the Seventh Amendment.

         "Seventh Amendment" means the Seventh Amendment to the Credit Agreement, dated as of February 13, 2002.

         "Specified Events of Default" has the meaning specified in Article II of the Seventh Amendment.

         "Sponsor Guarantors" means, collectively, each of Berkshire Fund IV, Limited Partnership and Berkshire Fund V, Limited Partnership.

         "Waiver Period Revolving Credit Loans" means Revolving Credit Loans and Swing Line Loans made during the Seventh Amendment Waiver Period.

         "Waiver Period Sublimit" means an aggregate outstanding principal amount with respect to Waiver Period Revolving Credit Loans not to exceed $2,500,000, provided that said outstanding principal amount shall be calculated as (i) the principal amount of all Revolving Credit Loans made by the Revolving Credit Lenders and Swing Line Loans made by the Swing Line Lenders, during the Seventh Amendment Waiver Period less
         (ii) the amount of all principal payments received in cash by the Revolving Credit Lenders and the Swing Line Lenders during the Seventh Amendment Waiver Period on the Revolving Credit Loans and the Swing Line Loans, other than such principal payments received in connection with any Asset Sale, Purchase Price Refund, Recovery Event or the Sponsor Guarantee (to the extent not made in respect of the Waiver Period Supplemental Guarantee Amount).

         "Waiver Period Supplemental Guarantee Amount" means that amount, which the Sponsor Guarantors shall have irrevocably elected to guaranty and to include as part of their total liability under the Sponsor Guarantee pursuant to the provisions contained in the Sponsor Guarantee, with respect to Waiver Period Revolving Credit Loans in excess of the Waiver Period Sublimit.

                                   ARTICLE II
                                     WAIVER

         Subject to the terms and conditions hereof, the Administrative Agent and the Lenders hereby agree to waive, during the Seventh Amendment Waiver Period, any Events of Default arising through the end of the Seventh Amendment Waiver Period in respect of Section 8(c) of the Credit Agreement as a result of a failure by the Borrowers to comply with the financial covenants contained in
Section 7.1 of the Credit Agreement (collectively, "Specified Events of
Default").

                                   ARTICLE III
                                   AMENDMENTS

Section 3.1 Amendments to Section 2.4 (Revolving Credit Commitments). Clause (a) of Section 2.4 of the Credit Agreement is hereby amended by deleting the word "and" between subclauses (B) and (C) of the first sentence therein and substituting a comma therefore and adding the following before the period at the end of said first sentence:

         and (D) the Waiver Period Revolving Credit Loans would not exceed the Maximum Waiver Period Amount.

         Section 3.2 Amendment to Section 2.5 (Procedure for Revolving Credit Borrowing). Section 2.5 of the Credit Agreement is hereby amended by deleting the words "which notice must be received by the Administrative Agent" and inserting the following in place thereof:

         which notice must be (A) signed and acknowledged by the Sponsor Guarantors if, after giving effect thereto, (x) the Waiver Period Revolving Credit Loans would exceed the Waiver Period Sublimit or (y) the Total Revolving Extensions of Credit would exceed the Borrowing Base and (B) received by the Administrative Agent

         Section 3.3 Amendment to Section 2.13 (Optional Prepayment). Section
2.13 of the Credit Agreement is hereby amended by deleting the "(a)" at the beginning thereof and by adding the following sentence at the end thereof:

         Notwithstanding the foregoing, all prepayments made pursuant to this Section shall be made first, to pay the outstanding principal with respect to the Waiver Period Revolving Credit Loans, if any, and any interest and fees related thereto, and thereafter shall be made in accordance with this Section.

         Section 3.4 Amendments to Section 2.14 (Mandatory Prepayments and Commitment Reductions).

         (a) Clause (a) of Section 2.14 of the Credit Agreement is hereby amended by deleting the words "Term Loans" therein and inserting the word "Loans" in place thereof.

         (b) Clause (b) of Section 2.14 is hereby amended by deleting the words "Term Loans" in the third line thereof and inserting the word "Loans" in place thereof.

         (c) Clause (c) of Section 2.14 of the Credit Agreement is hereby amended by deleting the words "Term Loans" therein and inserting the word "Loans" in place thereof.




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

         (d) Clause (d) of Section 2.14 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

               (d) If, other than as a result of the circumstances described in Section 2.27, the Total Revolving Extensions of Credit shall at any time exceed the lesser of (i) the Total Revolving Credit Commitments then in effect and (ii) the Borrowing Base then in effect, the Borrower shall immediately repay outstanding Revolving Extensions of Credit by at least the amount equal to such excess, as set forth in Section 2.14(e), with any such repayment being applied, first, to pay any then outstanding Waiver Period Revolving Credit Loans, second, to pay any then outstanding Swing Line Loans, third, to pay any other Revolving Credit Loans then outstanding and fourth, to cash collateralize the L/C Obligations in a manner reasonably satisfactory to the Administrative Agent; provided, that so long as the Total Revolving Extensions of Credit do not exceed the Total Revolving Credit Commitments then in effect, the Borrower shall not be required to repay outstanding Waiver Period Revolving Credit Loans or Revolving Credit Loans pursuant to this clause (d) to the extent that the Sponsor Guarantors shall have irrevocably elected to guaranty and to include as part of their total liability under the Sponsor Guarantee, pursuant to the provisions contained in the Sponsor Guarantee, an amount equal to the amount by which the Total Revolving Extensions of Credit exceed the Borrowing Base then in effect.

         (e) Clause (e) of Section 2.14 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

               (e) Unless otherwise set forth in this Section, the application of any prepayment of Loans pursuant to this Section shall be made, first, to Waiver Period Revolving Credit Loans, second, to Term Loans, and third, to other Revolving Credit Loans. With respect to each Facility, application of such prepayments shall be made first, to Base Rate Loans under such Facility and second, to Eurocurrency Loans under such Facility. Each prepayment of the Loans under this Section shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid.

         Section 3.5 Amendment to Section 2.20 (Pro Rata Treatment and Prepayments). Clause (c) of Section 2.20 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

               (c) Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Revolving Credit Loans shall be made in the following order: (i) pro rata according to the respective outstanding principal amounts of the Waiver Period Revolving Credit Loans, if any, then held by the Revolving Credit Lenders and
         (ii) pro rata according to the respective outstanding principal amounts of all remaining Revolving Credit Loans then held by the Revolving Credit Lenders. Each payment in respect of Reimbursement Obligations in respect of any Letter of Credit shall be made to the Issuing Lender.

         Section 3.6 Amendment to Section 2.26 (Change in Borrowing Base).(a)
Section 2.26 is hereby amended by deleting the first sentence thereof and inserting the following sentence in place thereof:

         The Borrowing Base shall be determined weekly (or at such other interval as may be specified pursuant to Section 6.2(f)) by the Administrative Agent by reference to the Borrowing Base Report.




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         (b) Section 2.26 is hereby further amended by adding the following sentence at the end of said section:

         Notwithstanding anything to the contrary contained herein, the Required Lenders hereby waive, but only during the Seventh Amendment Waiver Period, their right to reduce the lending formula with respect to Eligible Accounts Receivable or Eligible Inventory.

         Section 3.7 Amendment to Section 5.2 (Conditions to Each Extension of Credit). Section 5.2 is hereby amended by adding a new clause (c) thereto to read as follows:

               (c) Borrowing Base Report. The Borrower shall have delivered a Borrowing Base Report to the Administrative Agent in form and substance satisfactory to the Administrative Agent.

         Section 3.8 Amendments to Section 6.2 (Certificates; Other Information). Clause (f) of Section 6.2 of the Credit Agreement is hereby amended by amending and restating such clause to read in its entirety as follows:

               (f) on Wednesday of each week and on any Business Day that the Borrower shall give the Administrative Agent a borrowing notice under
         Section 2.5, a Borrowing Base Report setting forth the Borrowing Base with respect to (i) Eligible Accounts Receivable as at the later of (A) the Friday of the preceding calendar week and (B) the Business Day preceding the giving of said borrowing notice and (ii) Eligible Inventory as at the end of the preceding calendar month.

         Section 3.9 Amendments to Article VI (Affirmative Covenants). Article VI is hereby amended by adding the following new sections:

               6.11 Consulting Services. Holdings and the Borrowers shall, until the consummation of a restructuring of the Loans satisfactory to the Agent and the Required Lenders, continue the retention of the Carl Marks Consulting Group LLC or another consultant reasonably satisfactory to the Administrative Agent and the Required Lenders (the "Consultant") to, among other things, advise Holdings, the Borrowers and their Subsidiaries on their business, operations and financial condition, cash flow and the Business Plan (as defined in Section 4.2 of the Fourth Amendment). The Consultant shall report directly to the board of directors of Holdings at each regularly scheduled meeting of the board of directors of Holdings. In addition, Holdings and the Borrowers shall make the Consultant available to meet with the Administrative Agent and the Lenders at such times as the Agent and the Lenders may reasonably request. None of the Administrative Agent or the Lenders shall be liable for any action taken, or omitted to be taken, by the Consultant which is required to be retained hereunder or under any engagement letter between Holdings, the Borrowers, their Subsidiaries and the Consultant.

               6.12 Financial Consulting Services. Holdings and the Borrowers shall, until the consummation of a restructuring of the Loans satisfactory to the Administrative Agent and the Required Lenders, continue the retention of Houlihan Lokey Howard & Zukin, or another financial consultant reasonably acceptable to the Administrative Agent and the Required Lenders (the "Financial Consultant") with respect to the scope of engagement set forth in that certain engagement letter between Holdings, the Borrowers and Houlihan Lokey Howard & Zukin, dated

         January 22, 2002. Holdings and the Borrowers shall make the Financial Consultant available to meet with the Administrative Agent and the Lenders at such times as the Agent and the Lenders may reasonably request. None of the Administrative Agent or the Lenders shall be liable for any action taken, or omitted to be taken, by the Financial Consultant which is required to be retained hereunder or under any engagement letter between Holdings, the Borrowers, their Subsidiaries and the Financial Consultant.

         Section 3.10 Amendment to Section 8 (Events of Default). Section 8 of the Credit Agreement is hereby amended by adding a new clause (m) thereto to read in its entirety as follows:

               (m) The Borrower shall borrow or request to borrow Revolving Credit Loans or Swing Line Loans in excess of the amounts the Borrower may borrow under Section 2.4 or Section 2.8 and the Sponsor Guarantors shall fail within two Business Days thereafter to increase their obligations under the Sponsor Guarantee, by the amount of such excess, pursuant to the provisions of the Sponsor Guarantee.

                                   ARTICLE IV
                                   AGREEMENTS

         Section 4.1 Loan Restructuring Date. On or before March 22, 2002 (the "Loan Restructuring Date"), Holdings, the Borrowers, the Administrative Agent and the Required Lenders shall have agreed in writing to satisfactory amendments to the Credit Agreement with respect to repayment in full of the Loans, including but not limited to amendments to the covenants contained in Section 7 of the Credit Agreement (the "Restructuring Amendment"). Anything in the Credit Agreement or any other Loan Document to the contrary notwithstanding, all terms and conditions of the Restructuring Amendment shall be satisfactory to the Administrative Agent and the Required Lenders in their absolute and sole discretion. In the event that Holdings, the Borrowers, the Administrative Agent and the Required Lenders fail to consummate the Restructuring Amendment on or before the Covenant Reset Date, then, automatically and without the requirement of notice or further action by any party, such failure shall immediately constitute an Event of Default. In furtherance but not in limitation of the foregoing, the parties hereto agree that this Section 4.1 replaces in its entirety clause (b) of Section 4.2 of the Fourth Amendment, and that such clause shall no longer have any force or effect.

         Section 4.2 Cash Flow Forecast. On or before March 8, 2002, Holdings and the Borrowers shall deliver to the Administrative Agent and the Lenders a cash flow forecast (the "Cash Flow Forecast"), in form and substance satisfactory to the Administrative Agent and the Required Lenders, (i) detailing all sources and uses of cash on a weekly basis, projected usage and availability under the Total Revolving Credit Commitments and projected principal outstanding amounts of the Term Loans (including, without limitation, any projected payments or prepayments of any Loans), in each case through and including April 30, 2002, and (ii) accompanied by an opinion of the Consultant stating that the Cash Flow Forecast is based on reasonable estimates, information and assumptions and that such consultant has no reason to believe that such Cash Flow Forecast are incorrect or misleading in any material respect.

         Section 4.3 Consultant Retention Agreement. On or before February 20, 2002, Holdings and the Borrowers shall deliver to the Administrative Agent an executed letter for the retention of services of the Consultant, in form and substance satisfactory to the Administrative Agent

         Section 4.4 Financial Consultant Report. On or before March 8, 2002, Holdings and the Borrowers shall deliver to the Administrative Agent and the Lenders a preliminary written report prepared and approved by the Financial Consultant, in form and substance satisfactory to the Administrative Agent and the Required Lenders.

         Section 4.5 Application of Proceeds. Notwithstanding anything to the contrary in the Credit Agreement, any Security Document or other Loan Document, the Administrative Agent shall apply any and all proceeds of the Collateral, and any and all proceeds of any guaranty of the Obligations, in payment of the Obligations in the following order: first, to pay incurred and unpaid fees and expenses of the Administrative Agent under the Loan Documents, second, on a pro rata basis to the repayment in full of the Waiver Period Revolving Credit Loans then outstanding until such Loans are paid in full, third, on a pro rata basis to the repayment in full of the Obligations (other than Waiver Period revolving Credit Loans) then due and owing until such Obligations are paid in full, fourth, on a pro rata basis to the prepayment in full of the Obligations (other than Waiver Period Revolving Credit Loans) then outstanding until such Obligations are paid in full and fifth, any balance of such proceeds remaining after the Obligations shall have been paid in full, no letters of Credit shall be outstanding and the Commitments shall have terminated shall be paid over to the Borrowers or to whomsoever may be lawfully entitled to receive the same.

         Section 4.6 Fees. Holdings and the Borrowers shall pay to the Administrative Agent, for the ratable benefit of the Lenders, (a) a fee in cash equal to $292,907.50 (the "Seventh Amendment Fee"), payable on the Seventh Amendment Effective Date, the payment of which shall be deemed to constitute payment in full satisfaction of the "Amendment Fee" (as defined in Section 4.3 of the Fourth Amendment), and (b) a fee equal to $150,000 (the "Deferred Seventh Amendment Fee"), payable in full in cash on the earliest to occur of (i) the date of consummation of the Restructuring Amendment, (ii) the date any Default or Event of Default occurs (unless otherwise waived pursuant to Article II of the Seventh Amendment), and (iii) March 21, 2002, provided that if the Restructuring Amendment is consummated pursuant to the terms of Section 4.1 hereof on or prior to the Loan Restructuring Date, the amount of any amendment fee due and payable in connection with the Restructuring Amendment shall be reduced by the lesser of (x) the amount of such amendment fee due and payable in connection with the Restructuring Amendment and (y) the amount of the Deferred Seventh Amendment Fee. Anything contained herein to the contrary notwithstanding, the Seventh Amendment Fee and the Deferred Seventh Amendment Fee shall be deemed earned in full on the Seventh Amendment Effective Date.

         Section 4.7 Further Assurances. In connection with the Administrative Agent's review of the Collateral and the Collateral Certificate provided by Holdings and the Borrowers, the Borrowers and the other Loan Parties shall execute, within three Business Days of receipt thereof, such further instruments and documents as the Administrative Agent shall reasonably request in order to further perfect and secure the Administrative Agent's Liens on the Collateral, including but not limited to account control agreements and other instruments and documents necessary to enable the Administrative Agent to obtain "control" (as defined in the applicable Uniform Commercial Code) of such Collateral, including but not limited to Collateral in the form of deposit accounts.

                                   ARTICLE V
                                 EFFECTIVE DATE

         This Seventh Amendment shall become effective as of the date first written above (the "Seventh Amendment Effective Date") when each of the following has been satisfied or waived in accordance with the terms hereof:

                  (a) Receipt by the Administrative Agent of counterparts of this Seventh Amendment and Waiver, duly executed and delivered by Holdings, the Borrowers and the other Loan Parties;

                  (b) Receipt by the Administrative Agent of executed Consent Letters (in the form attached hereto as Annex A) from the Required Lenders (or facsimile transmissions thereof) consenting to the execution of this Seventh Amendment and the Second Amendment to Guarantee by the Administrative Agent,

                  (c) Receipt by the Administrative Agent of Acknowledgement and Consents in the form attached hereto as Annex B, duly executed and delivered from each Guarantor,

                  (d) Receipt by the Administrative Agent of counterparts of the Second Amendment to the Sponsor Guarantee, duly executed and delivered by the Sponsors in the form attached hereto as Annex C;

                  (e) Receipt by the Administrative Agent of the Seventh Amendment Fee.

                  (f) Receipt by the LoftusGroup LLC of $50,000 evergreen retainer and receipt by the Administrative Agent of a retainer agreement executed by Holdings, the Borrowers and the other Loan Parties in form satisfactory to the Administrative Agent.

                  (g) Receipt by the Administrative Agent of payment in full in cash of its invoiced and unpaid fees and disbursements incurred in connection with the preparation and execution of this Seventh Amendment and Waiver, any documents prepared in connection herewith, the Credit Agreement and any amendments or other modifications thereto, including, without limitation, the reasonable fees and disbursements of the Administrative Agent's counsel and financial advisor;

                  (h) Receipt by the Administrative Agent of copies of an executed letter for the retention of services of the Financial Consultant, in form and substance satisfactory to the Administrative Agent; and

                  (i) Receipt by the Administrative Agent of financial information with respect to the Sponsor Guarantors, in form and substance satisfactory to the Administrative Agent

                                   ARTICLE VI
                                 INTERPRETATION

         Section 6.1 Continuing Effect of the Credit Agreement. Holdings, Borrower, the other Loan Parties, the Administrative Agent and the Lender hereby acknowledge and agree that the Credit Agreement and the other Loan Documents shall continue to be and shall remain unchanged and in full force and effect in accordance with their terms, except as expressly modified hereby. Any terms or conditions contained in this Seventh Amendment shall control over any inconsistent terms or conditions in the Credit Agreement or the other Loan Documents.

         Section 6.2 No Waiver; Other Defaults or Events of Default. Nothing contained in this Seventh Amendment and Waiver shall be construed or interpreted or is intended as a waiver of or limitation on any rights, powers, privileges or remedies that the Administrative Agent or the Lenders have or may have under the Credit Agreement or any other Loan Document or applicable law on account of any Default or Event of Default other than the Specified Event of Default.


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

                                   ARTICLE VII
                                  MISCELLANEOUS

         Section 7.1 Representations and Warranties. Holdings and the Borrowers hereby represent and warrant as of the date hereof that, after giving effect to this Seventh Amendment and Waiver, (a) no Default or Event of Default has occurred and is continuing, except the Specified Event of Default, and (b) all representations and warranties of Holdings and the Borrowers contained in the Loan Documents (with such term being deemed to include this Seventh Amendment and Waiver and the Credit Agreement) are true and correct in all material respects with the same effect as if made on and as of such date, except (i) to the extent any of such representations and warranties relate to a specific date, in which case such representations and warranties shall be deemed true and correct on and as of such date, (ii) that Section 4.7 of the Credit Agreement shall be deemed to exclude the Specified Event of Default, and (iii) that the representation in Section 4.2 of the Credit Agreement is qualified to the extent that Holdings and its Subsidiaries have experienced a material and continuing downturn in the level of business of its North American operations.

         Section 7.2 Reaffirmation of Covenants. Holdings and the Borrowers hereby expressly reaffirm each of the covenants made by them in Section 6 of the Credit Agreement, including without limitation, the covenants contained in
Section 6.9 (Additional Collateral, etc.) and Section 6.10 (Further Assurances).

         Section 7.3 Release. Holdings, the Borrowers and the other Loan Parties hereby release, waive, and forever relinquish all claims, demands, obligations, liabilities and causes of action of whatever kind or nature, whether known or unknown, which any of them have, may have, or might assert at the time of execution of this Seventh Amendment or in the future against the Administrative Agent, the Lenders and/or their respective parents, affiliates, participants, officers, directors, employees, agents, attorneys, accountants, consultants, successors and assigns, directly or indirectly, which occurred, existed, was taken, permitted or begun from the beginning of time through the date hereof, arising out of, based upon, or in any manner connected with (i) any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, with respect to the Credit Agreement, any other Loan Document and/or the administration thereof or the Obligations created thereby,
(ii) any discussions, commitments, negotiations, conversations or communications with respect to the refinancing, restructuring or collection of any Obligations related to the Credit Agreement, any other Loan Document and/or the administration thereof or the Obligations created thereby, or (iii) any matter related to the foregoing.

         Section 7.4 Consents of Guarantors. Each Domestic Guarantor and each Foreign Guarantor hereby, to the extent necessary, (i) consents to the transactions contemplated hereby and (ii) acknowledges and agrees that the guarantees (and all security therefor) contained in the Guarantee and Collateral Agreement or Foreign Guarantee, as applicable, previously executed by it is, and shall remain, in full force and effect after giving effect to this Seventh Amendment and Waiver and all other prior modifications to the Credit Agreement.

         Section 7.5 Payment of Expenses. Holdings and the Borrowers jointly and severally agree to pay or reimburse the Administrative Agent for all of their out-of-pocket costs and expenses incurred in connection with this Seventh Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of the Administrative Agent's counsel and financial advisor.

         Section 7.6 Reference to and Effect on the Loan Documents; Limited Effect. On and after the date hereof and the satisfaction of the conditions contained in Article V of this Seventh Amendment, each


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

reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. For purposes of the Credit Agreement, all of the agreements of Holdings and the Borrowers contained in this Seventh Amendment shall be deemed to be, and shall be, agreements under the Credit Agreement. The execution, delivery and effectiveness of this Seventh Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provisions of any of the Loan Documents. Except as expressly amended or waived herein, all of the provisions and covenants of the Credit Agreement and the other Loan Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

         Section 7.7 Reservation of Rights. Notwithstanding anything contained in this Seventh Amendment and Waiver to the contrary, Holdings and the Borrowers and each Loan Party acknowledge that the Administrative Agent and the Lenders do not waive, and expressly reserve, the right to exercise any and all of their rights and remedies under (a) the Credit Agreement, any other Loan Document and applicable law in respect of the Specified Event of Default against any Person other than Holdings, the Borrowers or any Loan Party, including such rights and remedies as are set forth in the Sponsor Guarantee, and (b) the Credit Agreement, any other Loan Document and applicable law in respect of any Default or Event of Default other than the Specified Event of Default.

         Section 7.8 Counterparts. This Seventh Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective for all purposes hereof.

         Section 7.9 GOVERNING LAW. THIS SEVENTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SEVENTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
                              SIGNATURES TO FOLLOW]



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

         IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the date first written above.

                                  WEIGH-TRONIX, LLC


                                  By:  /s/ John J. McCann III
                                       ----------------------------------------
                                         Name:
                                         Title:


                                  SWT FINANCE B.V.


                                  By:  /s/ John J. McCann III
                                       ----------------------------------------
                                         Name:
                                         Title:


                                  WEIGH-TRONIX CANADA, ULC

                                  By:  /s/ John J. McCann III
                                       ----------------------------------------
                                         Name:
                                         Title:


                                  FLEET NATIONAL BANK,
                                  as Administrative Agent,
                                  as Security Agent and as Fronting Lender

                                  By:  /s/ Andrew Maidman
                                       ----------------------------------------
                                         Name:
                                         Title:

                                     ANNEX A

                              LENDER CONSENT LETTER

                               WEIGH-TRONIX, LLC,
                  SWT FINANCE B.V. and WEIGH-TRONIX CANADA, ULC

                                CREDIT AGREEMENT
                            DATED AS OF JUNE 13, 2000


To:      Fleet National Bank, as Administrative Agent
         100 Federal Street
         MA DE 10011B
         Boston, MA  02110

Ladies and Gentlemen:

         Reference is made to the Amended and Restated Credit Agreement, dated as of June 13, 2000 (as further amended and restated or otherwise modified from time to time, the "Credit Agreement"), among WEIGH-TRONIX, LLC, a Delaware limited liability company ("Holdings"), SWT FINANCE B.V., a limited liability company organized under the laws of the Netherlands (the "Borrower"), WEIGH-TRONIX CANADA, ULC, a company incorporated under the laws of Nova Scotia (the "Canadian Borrower", and collectively with the Borrower, the "Borrowers"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), FLEET NATIONAL BANK, as administrative agent (in such capacity, the "Administrative Agent"), and FLEET NATIONAL BANK, as security agent (in such capacity, the "Security Agent"). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

         Holdings and the Borrowers have requested that the Required Lenders amend certain provisions of the Credit Agreement and waive certain Events of Default thereunder on the terms described in the Seventh Amendment in the form attached hereto as Exhibit A (the "Amendment").

         Pursuant to Section 10.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the Amendment.

                               Very truly yours,


                               ------------------------------------------
                               (NAME OF LENDER)


                               By:
                                   --------------------------------------
                                    Name:
                                    Title:


Dated as February   , 2002

                                     ANNEX B

                           ACKNOWLEDGEMENT AND CONSENT

         Reference is made to the Seventh Amendment, dated as of February 13, 2002 (the "Amendment"), to the Amended and Restated Credit Agreement, dated as of June 13, 2000 (as amended, restated or otherwise modified from time to time, the "Credit Agreement"), among WEIGH-TRONIX, LLC, a Delaware limited liability company ("Holdings"), SWT FINANCE B.V., a limited liability company organized under the laws of the Netherlands (the "Borrower"), WEIGH-TRONIX CANADA, ULC, a company incorporated under the laws of Nova Scotia (the "Canadian Borrower", and collectively with the Borrower, the "Borrowers"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), FLEET NATIONAL BANK, as administrative agent (in such capacity, the "Administrative Agent"), and FLEET NATIONAL BANK, as security agent (in such capacity, the "Security Agent"). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

         Each of the undersigned parties to the Guarantee and Collateral Agreement or the Foreign Guarantees, as the case may be, made by the undersigned in favor of Fleet National Bank, as Administrative Agent, for the benefit of the Lenders hereby (a) consents to the transactions contemplated by the Amendment to the Credit Agreement and (b) acknowledges and agrees that the guarantees and grants of security interests made by such party contained in the Guarantee and Collateral Agreement, the Foreign Guarantee and the other Security Documents, as the case may be, are, and shall remain, in full force and effect after giving effect to such Amendment and all prior modifications to the Credit Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of February 13, 2002.

WEIGH-TRONIX, LLC                          AVERY BERKEL, INC.


By:                                        By:
   -------------------------------            ---------------------------------
       Name:                                      Name:
       Title:                                     Title:

WEIGH-TRONIX, INC.                         MECMESIN, INC.


By:                                        By:
   -------------------------------            ---------------------------------
       Name:                                      Name:
       Title:                                     Title:

WEIGH-TRONIX, DELAWARE, INC.               AVERY BERKEL HOLDINGS, INC.


By:                                        By:
   -------------------------------            ---------------------------------
       Name:                                      Name:
       Title:                                     Title:

WEIGH-TRONIX CANADA, ULC                   BERKEL (IRELAND) LIMITED


By:                                        By:
   -------------------------------            ---------------------------------
       Name:                                      Name:
       Title:                                     Title:

SWT HOLDINGS B.V.                          SALTER WEIGH-TRONIX LIMITED


By:                                        By:
   -------------------------------            ---------------------------------
       Name:                                      Name:
       Title:                                     Title:

SALTER HOUSEWARES HOLDINGS LIMITED         SALTER HOUSEWARES LIMITED


By:                                        By:
   -------------------------------            ---------------------------------
       Name:                                      Name:
       Title:                                     Title:

WEIGH-TRONIX (UK) LIMITED                  AVERY BERKEL HOLDINGS LIMITED


By:                                        By:
   -------------------------------            ---------------------------------
       Name:                                      Name:
       Title:                                     Title:

AVERY BERKEL LIMITED                       AVERY BERKEL PROPERTIES LIMITED


By:                                        By:
   -------------------------------            ---------------------------------
       Name:                                      Name:
       Title:                                     Title: